Exhibit 99.2



                                                                  EXECUTION COPY









                               PURCHASE AGREEMENT

                                      AMONG

                        TELEPHONE AND DATA SYSTEMS, INC.,

                             a Delaware Corporation,

                          AERIAL COMMUNICATIONS, INC.,

                             a Delaware Corporation,

                          APT OPERATING COMPANY, INC.,

                             a Delaware Corporation,

                                       AND

                               SONERA CORPORATION

                       a Finnish Limited Liability Company



                              dated: June __, 1998

                                 TABLE OF CONTENTS
                                -----------------

ARTICLE 1...............................................................3

         DEFINITIONS....................................................3



ARTICLE 2...............................................................10

         PURCHASE OF STOCK; CLOSING.....................................10

                  2.1      Purchase of Common Stock.....................10
                           ------------------------
                  2.2      Closing......................................10
                           -------
                  2.3  Purchase Price Adjustment........................11
                       -------------------------
                  2.4  Effect of Aerial Merger or Distribution..........14
                       ---------------------------------------

ARTICLE 3...............................................................15

         COVENANTS AND AGREEMENTS.......................................15

                  3.1      Covenants of TDS and the Aerial Parties......15
                           ---------------------------------------
                  3.2      Covenants of the Investor....................19
                           -------------------------
                  3.3      Governmental Filings.........................20
                           --------------------

ARTICLE 4...............................................................22

         REPRESENTATIONS AND WARRANTIES.................................22

                  4.1      Representations and Warranties of the
                           -------------------------------------
                           Aerial Parties...............................22
                           --------------
                  4.2      Representations and Warranties of
                           ---------------------------------
                           the Investor.................................30
                           ------------
                  4.3      Representations and Warranties of TDS........34
                           -------------------------------------

ARTICLE 5...............................................................38

         CONDITIONS TO OBLIGATIONS......................................38

                  5.1      Conditions to the Obligation of TDS and
                           ---------------------------------------
                           the Aerial Parties...........................38
                           ------------------
                  5.2      Conditions to the Obligation of the Investor
                           --------------------------------------------
                            ............................................40


ARTICLE 6...............................................................43

         SURVIVAL ......................................................43

                  6.1      Survival of Representations and Warranties.  43
                           ------------------------------------------
                  6.2      Indemnity by TDS and the Aerial Parties......43
                           ---------------------------------------
                  6.3      Indemnity by the Investor....................45
                           -------------------------
                  6.4      Procedure....................................46
                           ---------
                  6.5      Indemnity Sole Remedy........................47
                           ---------------------

ARTICLE 7...............................................................48

         MISCELLANEOUS..................................................48

                  7.1      Expenses.....................................48
                           --------
                  7.2      Equitable Remedies...........................48
                           ------------------
                  7.3      Notices......................................48
                           -------
                  7.4      Entire Agreement.............................51
                           ----------------

                  7.5      Remedies Cumulative..........................52
                           -------------------
                  7.6      Governing Law................................52
                           -------------
                  7.7      Counterparts.................................52
                           ------------
                  7.8      Waivers......................................52
                           -------
                  7.9      Successors and Assigns.......................52
                           ----------------------
                  7.10     Further Assurances...........................53
                           ------------------
                  7.11     Disclosures..................................53
                           -----------
                  7.12     Termination..................................54
                           -----------
                  7.13     No Claim of Immunity.........................56
                           --------------------
                  7.14     Severability.................................56
                           ------------

ARTICLE 8...............................................................57

         DISPUTES ......................................................57

                  8.1      General......................................57
                           -------
                  8.2      Negotiation Procedure........................57
                           ---------------------
                  8.3      Unresolved Disputes..........................58
                           -------------------
                  8.4      Jurisdiction; Consent to Service of Process..58
                           -------------------------------------------

                               PURCHASE AGREEMENT



                  This PURCHASE AGREEMENT, is made as of June __, 1998 (the "Agreement"), by and among TELEPHONE AND DATA SYSTEMS, INC., a Delaware corporation ("TDS"), AERIAL COMMUNICATIONS, INC., a Delaware corporation ("Aerial"), APT OPERATING COMPANY, INC., a Delaware corporation (the "Company" and, together with Aerial, the "Aerial Parties"), and SONERA CORPORATION, a limited liability company organized under the laws of the Republic of Finland (the "Investor").

                                R E C I T A L S :

                  WHEREAS, TDS is the owner of more than 80% of the outstanding capital stock of Aerial;

                  WHEREAS, Aerial is the owner of all of the outstanding capital stock of the Company;

                  WHEREAS, the Company is engaged in the business of providing broadband personal communications services in the United States;


                  WHEREAS,   the   Investor  is  engaged   directly  or  through
Affiliates in the communications business in, among other places, Finland;

                  WHEREAS, Aerial and the Investor, acting through their respective subsidiaries, desire to form a joint venture for the purpose of investing in and operating systems in the United States providing broadband personal communications services using Global Systems for Mobile Communications technology;

                  WHEREAS, in addition to forming the joint venture, upon the terms and conditions set forth in this Agreement, the Company has determined to issue and sell, and the Investor has determined to purchase, an aggregate of 2,410,482 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), which upon issuance will constitute 19.423% of the issued and outstanding Common Stock of the Company;

                  WHEREAS, Telephone and Data Systems, Inc., an Iowa corporation and TDS's immediate predecessor ("TDS Iowa"), and one of its wholly-owned Subsidiaries, filed with the Securities and Exchange Commission a Registration Statement on Form S-4, and Amendments No. 1 and 2 thereto, which included a Proxy Statement and Prospectus (the "TDS Proxy Statement"), copies of which, as amended and supplemented, were furnished to the Investor;



                  WHEREAS, the shareholders of TDS Iowa approved the proposal (the "Tracking Stock Proposal") described in the TDS Proxy Statement dated March 24, 1998, as amended by a Proxy Statement Supplement dated April 20, 1998;

                  WHEREAS, effective May 22, 1998, TDS Iowa was merged with and into TDS;

                  WHEREAS, immediately prior to the effective time of such merger, the Certificate of Incorporation of TDS was amended and restated to among other things, authorize a new class of common stock of TDS Delaware ("Aerial Group Shares") intended to separately reflect the performance of the personal communications service business of Aerial and its Subsidiaries, including all assets and liabilities allocated thereto (the "Aerial Group"); and

                  WHEREAS, (i) TDS Iowa has offered to issue Aerial Group Shares in exchange for all outstanding Aerial Common Shares pursuant to a merger between Aerial and a wholly-owned subsidiary of TDS, and (ii) TDS intends to make a distribution of Aerial Group Shares, in the form of a stock dividend, with respect to each outstanding Common and Series A Common Share of TDS;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants, conditions and promises hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS


                  Unless the context otherwise requires, the terms defined hereunder shall have the meanings therein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms defined herein. For purposes of this Agreement:

                  "Additional Agreements" shall mean the Investment Agreement, the Joint Venture Agreement and the Registration Rights Agreement to be executed at the Closing.

                  "Aerial" shall have the meaning set forth in the preamble hereof.

                  "Aerial Acquisition Proposal" shall have the meaning set forth in Section 3.1(i) hereof.

                  "Aerial Adjustment Event" shall have the meaning set forth in
Section 2.3(b) hereof.

                  "Aerial Average" shall mean (i) for any period of reference prior to the earlier to occur of the Aerial Merger or the Distribution, the average of the daily means of the high and low sales prices for Aerial Common Shares, as reported in the applicable composite transactions section or national market issues section of The Wall Street Journal , and (ii) for any period of reference thereafter, the average of the daily means of the high and low sales prices for Aerial Group Shares, as reported in the applicable composite transactions section or national market issues section of The Wall Street Journal.

                  "Aerial  Benefit  Plans"  shall have the  meaning set forth in
Section 4.1(l) hereof.

                  "Aerial Common Shares" shall mean the class of shares of Aerial designated as Common Shares in its Certificate of Incorporation, as in effect on the Closing Date.

                  "Aerial Common Stock" shall mean Aerial Common Shares and the class of shares of Aerial designated as Series A Common Shares in its Certificate of Incorporation, as in effect on the Closing Date.

                  "Aerial Group" shall have the meaning set forth in the preamble hereof.

                  "Aerial Group Shares" shall have the meaning set forth in the preamble hereof.

                  "Aerial Merger" shall mean the acquisition by TDS of all of the Aerial Common Shares that it does not own, pursuant to (i) a transaction, including the Aerial Merger (as that term is defined in the TDS Proxy Statement), in which Aerial Group Shares are issued and immediately after which Aerial Group Shares are listed on a national securities exchange or authorized for quotation on NASDAQ or (ii) any other transaction upon the consummation of which Aerial becomes a wholly-owned subsidiary of TDS and TDS has issued and outstanding Aerial Group Shares that are listed on a national securities exchange or authorized for quotation on NASDAQ.

                  "Aerial Parties" shall have the meaning set forth in the preamble hereof.

                  "Aerial Shares" shall mean (i) with respect to any time of reference prior to the earlier of (A) the date of the Aerial Merger, or (B) the date of the Distribution, Aerial Common Shares, and (ii) with respect to any time of reference thereafter, Aerial Group Shares.

                  "Affiliate" shall mean, with respect to any party hereto, any corporation or other business entity which, directly or indirectly, through stock ownership or through any other arrangement, controls, is controlled by or is under common control with, such party. The term "control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management or policies of such person, whether by reason of ownership of voting stock or other equity interests, by contract or otherwise.

                  "Agreement" shall have the meaning set forth in the preamble hereof.


                  "Amended  Tax  Allocation   Agreement"   shall  mean  the  Tax
Allocation Agreement, as amended as of the Closing Date, by and among TDS, Aerial and the Company.

                  "Anniversary" shall mean the date occurring 12 months after the Closing Date and the date occurring each 12 months thereafter.

                  "AOC Revolving Credit Agreement" shall mean the Revolving Credit Agreement, dated as of the Closing Date, by and between TDS and the Company.

                  "Authorization" shall mean any franchise, license, authorization, consent, permit, waiver, approval, qualification or registration of, with or from the FCC, any state public utility or public service commission, or any other governmental authority, agency or instrumentality having jurisdiction over the relevant party and matter.

                  "Business Day" shall mean any day other than a Saturday, Sunday, legal holiday in Chicago, Illinois, or other day on which commercial banks in Chicago are authorized by law or governmental decree to close.

                  "Closing" shall have the meaning set forth in Section 2.2 hereof.

                  "Closing Date" shall have the meaning set forth in Section 2.2 hereof.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Common Stock" shall have the meaning set forth in the preamble hereof.

                  "Communications Act" shall mean the Communications Act of 1934, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as amended and as the same may be in effect from time to time.

                  "Company" shall have the meaning set forth in the preamble hereof.

                  "Disclosures" shall have the meaning set forth in Section 7.11
(a) hereof.

                  "Distribution" shall mean the distribution by TDS of Aerial Group Shares, in the form of a stock dividend, with respect to each outstanding Common and Series A Common Share of TDS.

                  "Dollar" or "$" shall mean the basic unit of the lawful currency of the United States of America.

                  "ERISA" shall have the meaning set forth in Section 4.1(l) hereof.

                  "Exchange Rate" shall have the meaning provided for it in the Investment Agreement.

                  "Exchange Rate Applicable to Aerial Common Shares" shall have the meaning provided it in the Investment Agreement.

                  "Exchange Rate Applicable to Aerial Group Shares" shall have the meaning provided it in the Investment Agreement.

                  "Favorable Declaratory Ruling" shall have the meaning set forth in Section 3.3(a) hereof.

                  "FCC" shall mean the United States Federal Communications Commission, or any other similar or successor agency of the federal government administering the Communications Act.

                  "Final  Order"  shall mean an action or  decision as to which:
(i) no request for a stay is pending, no stay is in effect, and any deadline for filing such request that may be designated by statute or regulation has passed;
(ii) no petition for rehearing or reconsideration or application for review is pending and the time for filing any such petition or application has passed;
(iii) the FCC, public utility commission or public service commission (or comparable bodies exercising jurisdiction over the Company or its communications businesses) does not have the action or decision under reconsideration on its own motion and the time for initiating such reconsideration has passed; and (iv) no appeal is pending or in effect and any deadline for filing any such appeal that may be designated by statute or rule has passed.

                  "HSR  Act"   shall   mean  the   Hart-Scott-Rodino   Antitrust
Improvements Act of 1976, as amended.

                  "Indemnification Period" shall mean the period ending on the second Anniversary.

                  "Indemnitee" shall mean that party which has sustained or incurred Losses and is seeking indemnification pursuant to Article 6 hereof.

                  "Indemnitor"   shall  mean  that  party  which  is   providing
indemnification pursuant to Article 6 hereof.

                  "Investment Agreement" shall mean the agreement substantially in the form attached as EXHIBIT 1.1 hereto.

                  "Investor" shall have the meaning set forth in the preamble hereof.

                  "Joint   Venture   Agreement"   shall   mean   the   agreement
substantially in the form attached as EXHIBIT 1.2 hereto.


                  "Lien" shall mean any lien, claim, security interest, charge, encumbrance or title retention agreement of any nature.

                  "Losses" shall have the meaning set forth in Section 6.2(a) hereof.

                  "Material Adverse Effect" shall mean a material adverse effect on the financial condition, operations or business of Aerial and its Subsidiaries, taken as a whole, or on the ability of TDS, Aerial or the Company to enter into and consummate the transactions contemplated by, and lawfully perform their obligations under, this Agreement and the Additional Agreements in accordance with their respective terms.

                  "NASDAQ" shall mean National Association of Securities Dealers, Inc. Automated Quotation System.

                  "Number of Aerial Group Shares" shall have the meaning provided for it in the Investment Agreement.

                  "Operating Financial Statements" shall have the meaning set forth in Section 4.1(g) hereof.

                  "PCS Authorization" shall mean any FCC Authorization for providing broadband PCS mobile communications services through the use of microcells with low-power transmitters, each serving a small area operating in the 1850-1910 MHz and the 1930-1990 MHz bands.

                  "Permitted Affiliate Transferees" shall have the meaning provided it in the Investment Agreement.

                  "Person" shall mean any general or limited partnership, corporation, limited liability company, joint venture, trust, business trust, governmental agency, cooperative, association, individual or other entity, and heirs, executors, administrators, legal representatives, successors and assigns of such person.

                  "Purchase Price" shall have the meaning set forth in Section
2.1 hereof.

                  "Purchased Shares" shall have the meaning set forth in Section
2.1 hereof.

                  "Registration Rights Agreement" shall mean the agreement substantially in the form attached as EXHIBIT 1.3 hereto.

                  "Securities Act" shall mean the Securities Act of 1933, and any similar or successor federal statute, and the rules and regulations promulgated thereunder, all as amended, and as the same may be in effect from time to time.

                  "Sonera Parties" shall mean the Investor and Sonera U.S.

                  "Sonera U.S." shall mean Sonera Corporation U.S., a Delaware corporation and wholly-owned subsidiary of the Investor and a party to the Joint Venture Agreement.

                  "Subsidiary" of a Person shall mean a corporation as to which a majority of the voting power is owned or controlled by such Person, either directly or indirectly; but any such corporation shall be deemed to be a Subsidiary of such Person only as long as such ownership or control exists.

                  "Taxes" shall mean all taxes, charges, levies or other assessments of any kind, including income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, customs duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and penalties, additions to tax or additional amounts imposed by any taxing authority,
domestic  or  foreign  and  any  expenses   incurred  in  connection   with  the
determination, settlement or litigation of any liability for any of the foregoing.

                  "Tax Return" shall mean a report, return or other information required to be supplied to a taxing authority with respect to Taxes.

                  "TDS" shall have the meaning set forth in the preamble hereof.

                  "TDS  Adjustment  Event"  shall have the  meaning set forth in
Section 2.3(d) hereof.

                  "TDS Iowa" shall have the meaning set forth in the preamble hereof.

                  "TDS Parties" shall mean TDS, Aerial and the Company.

                  "Threshold Prices" shall have the meaning set forth in Section 2.3(b) hereof.

                  "Tracking Stock Proposal" shall have the meaning set forth in the preamble hereof.

                  "20-Day  Aerial  Average"  shall have the meaning set forth in
Section 2.3(a) hereof.

                  When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The use of a gender herein shall be deemed to include the neuter, masculine and feminine genders whenever necessary or appropriate. Whenever the word "herein" or "hereof" is used in this Agreement, it shall be deemed to refer to this Agreement and not to a particular Section of this Agreement unless expressly stated otherwise.

                                    ARTICLE 2

                           PURCHASE OF STOCK; CLOSING

                  2.1 Purchase of Common Stock. The Investor hereby subscribes for and agrees to purchase from the Company, and the Company hereby accepts the Investor's subscription for and agrees to sell to the Investor, 2,410,482 newly issued, fully paid and non-assessable shares of Common Stock (the "Purchased Shares") for a purchase price of approximately Eighty-Two Dollars Ninety-Seven and One-Tenth Cents ($82.971) per share, which shall result in an aggregate purchase price of $200,000,000 (the "Purchase Price") and represent 19.423% of the Company's outstanding capital stock (on a fully diluted basis).

                  2.2 Closing. (a) Closing Date. Consummation of the transactions contemplated hereby (the "Closing") shall take place, subject to the satisfaction (or express written waiver) of all conditions to the Closing under Article 5 hereof, on the tenth Business Day after the later to occur of
(i) the day on which all FCC and state regulatory approvals, if any, including the Favorable Declaratory Ruling, necessary in order to consummate lawfully the transactions contemplated hereby have been received and shall have become Final Orders, or (ii) the day on which all applicable waiting periods under the HSR Act shall have expired or been terminated without objection by the Federal Trade Commission. The date on which the Closing takes place shall be referred to herein as the "Closing Date."

                  (b) Location. The Closing shall take place at 10:00 A.M. on the Closing Date, at the offices of Sidley & Austin located at One First National Plaza, Suite 5500, Chicago, IL 60603, or at such other place as the parties hereto shall agree to in writing. At the Closing, the Company shall, upon receipt of the Purchase Price by wire transfer of immediately available funds to an account designated by the Company at least five Business Days prior to the Closing Date, promptly deliver to the Investor duly executed and issued stock certificates evidencing the Purchased Shares.

                  2.3 Purchase Price Adjustment. (a) In the event that the Aerial Average for any 20 consecutive trading day period (the "20-day Aerial Average") from the Closing through the third Anniversary exceeds $9.50, then, within ten Business Days after the Investor's receipt of a notice from Aerial of such 20-day Aerial Average, the Investor shall deliver to the Company for cancellation 256,375 Purchased Shares. In the event that the 20-day Aerial Average from the Closing through the third Anniversary exceeds $10.50, then, within ten Business Days after the Investor's receipt of a notice from Aerial of such 20-day Aerial Average, the Investor shall deliver to the Company for cancellation 207,082 additional Purchased Shares. In the event that the 20-day Aerial Average from the Closing through the third Anniversary exceeds $11.50, then, within ten Business Days after the Investor's receipt of a notice from Aerial of such 20-day Aerial Average, the Investor shall deliver to the Company for cancellation 170,759 additional Purchased Shares.


                  (b) In the event that, at any time after the date hereof and prior to the earlier of the Aerial Merger and the Distribution, Aerial shall effect any transaction, including (i) the payment of a dividend on the outstanding Aerial Common Shares in the form of Aerial Common Shares, (ii) a subdivision of the outstanding Aerial Common Shares into a larger number of such Aerial Common

Shares, (iii) a combination of the outstanding Aerial Common Shares into a smaller number of such Aerial Common Shares, or (iv) any reorganization or reclassification of the Aerial Common Shares, or any consolidation or merger with another corporation, or the sale of all or substantially all of its assets to another corporation, in such a way that the holders of the outstanding Aerial Common Shares shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities, or other property with respect to or in exchange for such Aerial Common Shares (any such transaction or event being referred to as an "Aerial Adjustment Event"), then the 20-day average prices at or above which the Investor shall present shares for cancellation (the "Threshold Prices"), as provided in Section 2.3(a) hereof, shall be proportionately adjusted to reflect such Aerial Adjustment Event. In the event that Aerial shall effect an Aerial Adjustment Event at any time after the date hereof and prior to the earlier of (A) Aerial Merger, (B) the Distribution, and (C) the delivery of the Purchased Shares on the Closing Date, then the Exchange Rate provided for in the Investment Agreement shall be proportionately adjusted to reflect such Aerial Adjustment Event.


                  (c) In the event that the Aerial Merger or the Distribution shall occur at any time after the date hereof and prior to the third Anniversary then, upon the earlier of such events to occur, the Threshold Prices provided for in Section 2.3(a) hereof shall be adjusted as set forth below:

                              (i)   In the event that the Aerial Merger occurs
prior to the Distribution, each of the Threshold Prices shall be adjusted by dividing such Threshold Price by a fraction, the numerator of which shall be the Number of Aerial Group Shares, determined immediately after the Aerial Merger, and the denominator of which shall be the total number of shares of Aerial Common Stock outstanding immediately prior to the Aerial Merger; and

                             (ii)   In the event that the Distribution shall
occur prior to the Aerial Merger, (A) each of the Threshold Prices shall be adjusted by dividing such Threshold Price by a fraction, the numerator of which shall be the quotient obtained by dividing the Number of Aerial Group Shares by TDS's percentage ownership of Aerial Common Stock, in each case determined immediately after the Distribution, and the denominator of which shall be the total number of shares of Aerial Common Stock outstanding immediately prior to such Distribution, and (B) in the event that the Aerial Merger shall thereafter occur, the Threshold Prices shall be adjusted by dividing such prices by a fraction, the numerator of which shall be the Number of Aerial Group Shares, determined immediately after the Aerial Merger, and the denominator of which shall be the quotient obtained by dividing the Number of Aerial Group Shares by TDS's percentage ownership of Aerial Common Stock, determined in each case immediately before the Aerial Merger.

                  (d) In the event that either the Aerial Merger or the Distribution shall occur at any time after the date hereof then, in the event that TDS shall thereafter effect any transaction, including (i) the payment of a dividend on the outstanding Aerial Group Shares in the form of Aerial Group Shares, (ii) a subdivision of the outstanding Aerial Group Shares into a larger number of such Aerial Group Shares, (iii) a combination of the outstanding Aerial Group Shares into a smaller number of such Aerial Group Shares, or (iv) any reorganization or reclassification of the Aerial Group Shares, or the sale of all or substantially all of the assets of the Aerial Group to another corporation, in such a way that the holders of Aerial Group Shares shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities or other property with respect to or in exchange for such Aerial Group Shares (any such transaction or event being referred to as a "TDS Adjustment Event"), the Threshold Prices referred to in Section 2.4(a) hereof shall be proportionately adjusted to reflect such TDS Adjustment Event. In the event that either the Aerial Merger or the Distribution shall occur at any time after the date hereof and prior to the delivery of the Purchased Shares on the Closing

Date then, in the event that TDS shall thereafter effect a TDS Adjustment Event at any time prior to the Closing Date, the Exchange Rate provided for in the Investment Agreement shall be proportionately adjusted to reflect such TDS Adjustment Event.

                  2.4 Effect of Aerial Merger or Distribution. In addition to any adjustment otherwise required by Section 2.3 hereof:

                  (a) in the event that the Aerial Merger shall occur at any time after the date of this Agreement and prior to both the Distribution and the delivery of the Purchased Shares on the Closing Date, then the Exchange Rate Applicable to Aerial Common Shares set forth in Section 7.2 of the Investment Agreement shall be adjusted (to determine the Exchange Rate Applicable to Aerial Group Shares, referred to in the Investment Agreement) by multiplying such exchange rate by a fraction, the numerator of which shall be the Number of Aerial Group Shares, determined immediately after the Aerial Merger, and the denominator of which shall be the total number of shares of Aerial Common Stock outstanding immediately prior to the Aerial Merger; and

                  (b) in the event that the Distribution shall occur at any time after the date of this Agreement and prior to both the Aerial Merger and the delivery of the Purchased Shares on the Closing Date, then:

                           (i)      the Exchange Rate Applicable to Aerial
Common Shares set forth in Section 7.2 of the Investment Agreement shall be adjusted (to determine the Exchange Rate Applicable to Aerial Group Shares, referred to in the Investment Agreement) by multiplying such exchange rate by a fraction, the numerator of which shall be the quotient obtained by dividing the Number of Aerial Group Shares by TDS's percentage ownership of Aerial Common Stock, in each case determined immediately after the Distribution, and the denominator of which shall be the total number of shares of Aerial Common Stock outstanding immediately prior to such Distribution; and

                           (ii)     in the event that the Aerial Merger shall
thereafter occur, the Exchange Rate Applicable to Aerial Group Shares in effect immediately prior to the date of such merger shall be adjusted so that, immediately after such merger, the quotient obtained by dividing (A) the product of the aggregate number of shares of Common Stock owned by the Investor and its Permitted Affiliate Transferees (as defined in the Investment Agreement), determined immediately after such merger, multiplied by such exchange rate, as adjusted pursuant to this Section 2.4(b)(ii)(B), by (B) the sum of (I) the Number of Aerial Group Shares, determined immediately after such merger, and (II) the product referred to in (A) above, shall be equal to the quotient obtained by dividing (1) the product of the aggregate number of shares of Common Stock owned by the Investor and its Permitted Affiliate Transferees, multiplied by the Exchange Rate Applicable to Aerial Group Shares, in each case determined immediately before such merger, by
(2) the sum of (x) the quotient obtained by dividing the Number of Aerial Group Shares by TDS's percentage ownership of Aerial Common Stock (determined immediately before such merger), and (y) the product referred to in (1) above.

                                    ARTICLE 3

                            COVENANTS AND AGREEMENTS

                  3.1      Covenants of TDS and the Aerial Parties.  (a)
Consummate Transactions. From and after the execution and delivery of this Agreement to and including the Closing Date, TDS and the Aerial Parties shall use their reasonable best efforts to cause the transactions contemplated by this Agreement to be consummated in accordance with the terms hereof, including (i) using their reasonable best efforts to obtain all Authorizations of, and make all filings with and give all notices to, all governmental authorities and agencies having jurisdiction, including, without limitation, the FCC (including the Favorable Declaratory Ruling), and any state public utilities or public service commission, and (ii) using their reasonable best efforts to obtain all Authorizations of, and making all filings with, and giving all notices to, third parties, which in any such case may be necessary or reasonably required of TDS or either of the Aerial Parties in order to consummate the transactions contemplated hereby. Aerial hereby irrevocably and unconditionally agrees to cause the Company to perform its obligations (including causing or enabling the Company to issue the Purchased Shares to the Investor) hereunder.

                  (b) Access. From and after the execution and delivery of this Agreement to and including the Closing Date, TDS and the Aerial Parties shall give to the Investor and its agents and representatives (including its independent auditors and attorneys) all reasonably requested access (such access not to interfere unreasonably with TDS, the Aerial Parties or their respective operations), during normal business hours and upon reasonable notice as described below, to all of the personnel, premises, properties, assets, financial statements and records, books, contracts, documents and commitments of TDS, Aerial and Aerial's Subsidiaries, in each case of or relating to or affecting Aerial and its Subsidiaries, and shall furnish the Investor and its agents and representatives with all such information and copies thereof concerning the affairs of or relating to or affecting Aerial and its Subsidiaries, as the Investor may reasonably request.

                  (c) Ordinary Course. From and after the execution and delivery of this Agreement to and including the Closing Date, Aerial and the Company will, and Aerial and the Company will cause Aerial's Subsidiaries to, conduct their respective businesses in the ordinary and normal course thereof.

                  (d) Compliance with Law. From and after the execution and delivery of this Agreement to and including the Closing Date, TDS, Aerial and the Company shall, and Aerial and the Company shall cause Aerial's Subsidiaries to, comply with all applicable laws, rules, ordinances, regulations, codes, orders, decrees, licenses and permits of all applicable jurisdictions and governmental authorities or agencies relating to Aerial and its Subsidiaries, to the properties of Aerial and its Subsidiaries or to the conduct of the businesses of Aerial and its Subsidiaries, except to the extent a failure to comply would not have a Material Adverse Effect or a material adverse effect on any PCS Authorization.

                  (e) Approvals, Consents. From and after the execution and delivery of this Agreement to and including the Closing Date, TDS, Aerial and the Company shall, and Aerial and the Company shall cause Aerial's Subsidiaries to, obtain and maintain in full force and effect all Authorizations necessary or required for the operation of the businesses of Aerial and its Subsidiaries as presently conducted, except, in the case of Authorizations other than PCS Authorizations, where such failure would not have a Material Adverse Effect.

                  (f) No Amendments. Except as otherwise contemplated hereby or by the Investment Agreement, from and after the execution and delivery of this Agreement to and including the Closing Date, none of TDS, Aerial or the Company shall, nor shall Aerial or the Company permit any of Aerial's Subsidiaries to, amend its respective Certificate of Incorporation or By-laws or any Intercompany Agreement, in any way to alter or change the rights of the Investor (i) provided in this Agreement, the Additional Agreements or any Intercompany Agreement, or
(ii) provided by such

Certificate of Incorporation or By-laws, in either case so as to affect the Investor adversely. On or prior to the Closing Date, the Company shall file an amendment to its Certificate of Incorporation in the form of EXHIBIT 3.1(f) annexed hereto.

                  (g) Books and Records. From and after the execution and delivery of this Agreement to and including the Closing Date, TDS, Aerial and the Company shall, and Aerial and the Company shall cause Aerial's Subsidiaries to, maintain its books, accounts and records in the usual manner, on a basis consistent with prior years and in accordance with generally accepted accounting principles.

                  (h) Certain Actions. From and after the execution and delivery of this Agreement to and including the Closing Date, none of TDS, Aerial or the Company shall, nor shall Aerial or the Company permit any of Aerial's Subsidiaries to, take any action which would materially interfere with or preclude the consummation of the transactions contemplated by, or the performance of their respective obligations under, this Agreement or any Additional Agreement, result in any of the representations and warranties of any party hereto contained herein being incorrect or incomplete in any material respect, or result in any of the conditions to the obligations of the Investor to consummate the transactions contemplated by this Agreement as set forth in
Section 5.2 hereof being unsatisfied in accordance with the terms hereof.

                  (i) No Solicitation, Etc. From the date hereof through the Closing or the earlier termination of this Agreement, none of TDS, Aerial or the Company or any of Aerial's Subsidiaries or Affiliates, nor any of their respective officers, directors, employees, agents or representatives (including, without limitation, investment bankers, attorneys and accountants) shall, directly or indirectly, (i) solicit any merger, consolidation, liquidation, dissolution or exclusive licensing arrangement or similar transaction involving Aerial or its Subsidiaries (an "Aerial Acquisition Proposal"), or (ii) enter into substantive negotiations with any third party in response to an Aerial Acquisition Proposal unless the Board of Directors of Aerial determines in good faith that it is in the best interests of Aerial's stockholders to engage in such substantive negotiations (after considering the benefits to Aerial of the transactions contemplated by this Agreement and the Joint Venture Agreement and the potential impact of such negotiations on such Agreements). Aerial shall promptly notify the Investor if any discussions or negotiations are sought to be initiated, any inquiry or proposal is made, or any information is requested with respect to any Aerial Acquisition Proposal and notify the Investor of the terms of any proposal which it may receive in respect of any such Aerial Acquisition Proposal, including, without limitation, the identity of the prospective purchaser or soliciting party, except to the extent that any such notification would violate any agreement of Aerial or the Company.

                  (j) Tax Filings. From and after the execution and delivery of this Agreement to and including the Closing Date, the Company shall, and TDS and Aerial shall cause all members of Aerial's consolidated group to, timely file all federal, state and local Tax Returns and all information returns and reports required to be filed by or with respect to it under the laws of the United States or any state or other jurisdiction and pay as and when due all Taxes payable thereunder.


                  3.2  Covenants of the Investor.
                       -------------------------

                  (a) Consummate Transactions. The Investor covenants and agrees from and after the execution and delivery of this Agreement to and including the Closing Date that it shall use its reasonable best efforts, and cause Sonera U.S. to use its reasonable best efforts, to cause the transactions contemplated by this Agreement to be consummated in accordance with the terms hereof, including (i) using its reasonable best efforts to obtain all Authorizations of, and make all filings with and give all notices to, all governmental authorities and agencies, having jurisdiction, including, without limitation, the FCC (including the Favorable Declaratory Ruling), and any state public utilities or public service commission, and (ii) using its reasonable best efforts to obtain all Authorizations of, and making all filings with, and giving all notices to, third parties, which in any such case may be necessary or reasonably required of the Investor in order to consummate the transactions contemplated hereby. The Investor hereby irrevocably and unconditionally agrees to cause Sonera U.S. to execute and deliver the Joint Venture Agreement on the Closing Date if all of the provisions of Section 5.2 hereof are satisfied or waived on or prior to the Closing Date.

         (b) Certain Actions. From and after the execution and delivery of this Agreement to and including the Closing Date, the Investor shall not take any action which would materially interfere with or preclude the consummation of the transactions contemplated by, or the performance of the Sonera Parties' respective obligations under, this Agreement or any Additional Agreement, as applicable, result in any of the representations and warranties of any party hereto contained herein being incorrect or incomplete in any material respect, or result in any of the conditions to the obligations of TDS and the Aerial Parties to consummate the transactions contemplated by this Agreement as set forth in Section 5.1 hereof being unsatisfied in accordance with the terms hereof.

                  3.3 Governmental Filings. Each of the parties hereto covenants and agrees from and after the execution and delivery of this Agreement to and including the Closing Date as follows:

                  (a)   Regulatory   Agencies.   It  is   understood   that  the
consummation of this transaction is subject to obtaining from the FCC a Favorable Declaratory Ruling (as defined below), which has become a Final Order, and may be subject to the prior approval pursuant to Final Orders of one or more state regulatory commissions. As soon as practicable following the date hereof and in no event later than ten Business Days from the date hereof, the parties shall use their reasonable best efforts to file with (i) the FCC a petition for a declaratory ruling seeking FCC approval under Section 310(b)(4) of the Communications Act to permit indirect foreign investment in the Aerial Group as contemplated by this Agreement, including the purchase by the Investor of the Purchased Shares (the "Favorable Declaratory Ruling"), and (ii) any relevant regulatory agency(ies) a joint application(s) requesting the approval of such agency(ies) to the transactions contemplated hereby. Each of the parties hereto shall diligently take or cooperate in the taking of all steps which are necessary or appropriate to expedite the prosecution and favorable consideration of such applications. The parties covenant and agree to undertake all such actions and to file all such material as may be reasonably requested by the FCC or other regulatory authority and to obtain any necessary Authorization from the FCC or such state agency or agencies in connection with the foregoing applications.

                  (b) HSR Act. It is understood that the consummation of this transaction is subject to the filing with the Federal Trade Commission and the Antitrust Division of the Department of Justice of all reports and notifications which are required under the HSR Act and the expiration or termination of certain applicable waiting periods under the HSR Act without objection by such authorities. Within ten Business Days of the date of execution hereof, the parties hereto shall file, or cause to be filed, with the Federal Trade Commission and the Antitrust Division of the Department of Justice any and all such reports or notifications and any other filings required under any other federal law or administrative regulations in connection with the purchase of the Purchased Shares under this Agreement.

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

                  4.1 Representations and Warranties of the Aerial Parties. Each of the Aerial Parties represents and warrants, jointly and severally, to the Investor, which representations and warranties shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, as follows:

                  (a) Due Organization. Aerial is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Aerial is duly qualified to do business and is in good standing in all jurisdictions where the conduct of its business or the ownership of its properties makes such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect.

                  (b) Power and Authority; No Violation. Each Aerial Party has full power and authority to execute, deliver and perform its obligations under this Agreement and the Additional Agreements and to consummate the transactions contemplated hereby or thereby, except that the Company shall be required to amend its Certificate of Incorporation pursuant to Section 3.1(f) hereof prior to the Closing Date. This Agreement, the Additional Agreements and all transactions contemplated hereby or thereby have been duly and validly authorized by all necessary action on the part of each of the Aerial Parties and, assuming the due authorization and execution of this

Agreement by the Investor, this Agreement constitutes a legal, valid and binding obligation of each of the Aerial Parties, as applicable, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally. Except as described on EXHIBIT 4.1(b) annexed hereto, neither the execution, delivery or performance of this Agreement or, upon their execution, the Additional Agreements, nor the consummation of the transactions contemplated hereby or thereby by the Aerial Parties will, with or without the giving of notice or the passage of time, or both, (i) conflict with, violate, result in a default, breach or loss of rights (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Lien, pursuant to (A) any provision of the Certificate of Incorporation, By-laws, or other constituent documents of either Aerial Party or any of their respective Subsidiaries; (B) any material note, bond, indenture, mortgage, deed of trust, contract, agreement, lease or other instrument or obligation to which either Aerial or any of its Subsidiaries is a party or by which Aerial or any of its Subsidiaries or their respective property may be bound or affected; or (C) any law, order, judgment, ordinance, rule, regulation or decree to which Aerial or any of its Subsidiaries is a party or by which they or their respective property is bound or affected; or (ii) give rise to any right of first refusal or similar right with respect to any interest, or any properties or assets, of Aerial or any of its Subsidiaries. Except as described on EXHIBIT 4.1(b) annexed hereto, no permit, consent, approval, authorization, qualification or registration of, or declaration to or filing with, any governmental or regulatory authority or agency or any third party is required to be obtained or made by Aerial or any of its Subsidiaries in connection with the execution and delivery of, and performance by Aerial or the Company of their respective obligations under, this Agreement, the Additional Agreements, or the consummation by Aerial or the Company of the transactions contemplated hereby or thereby, in order to render this Agreement, the Additional Agreements and the transactions contemplated hereby or thereby valid and effective.

                  (c) Legal Matters. Except as set forth on EXHIBIT 4.1(c) annexed hereto, there is no claim, legal action, counterclaim, suit, arbitration, governmental investigation or other legal, administrative or tax proceeding, or any order, decree or judgment, in progress or pending, or to the knowledge of the Aerial Parties threatened, against or relating to the right of either Aerial Party to execute and deliver this Agreement or the Additional Agreements or perform its obligations under this Agreement or any Additional Agreement, or which could reasonably be expected to have a Material Adverse Effect, nor does either Aerial Party know of any basis for the same. There is outstanding no order, writ, injunction, judgment or decree of any court, governmental agency or arbitration tribunal which would individually or in the aggregate have a Material Adverse Effect or otherwise impair in any material respect the performance of the obligations of either Aerial Party hereunder or under the Additional Agreements, or the consummation of the transactions contemplated hereby or thereby.

                  (d) Truth and Correctness. No representation or warranty by either Aerial Party in this Agreement or any Additional Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which such statements are made, not misleading.

                  (e) Purchased Shares. The Purchased Shares will, at the Closing, be duly authorized by all necessary corporate action on the part of the Company, will be (when issued in accordance with the terms of this Agreement) validly issued and outstanding, fully paid and nonassessable, and will not be subject to any preemptive rights of the holders of any other class or series of the capital stock of the Company. Upon the issuance of the Purchased Shares to the Investor at the Closing, the Purchased Shares will be free and clear of all Liens of any nature whatsoever, with the exception of any restrictions on transferability set forth in the Investment Agreement or under the Securities Act or any securities laws of any jurisdiction.

                  (f) No Brokers. No agent, broker, investment banker, Person or firm is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with the transactions contemplated by this Agreement based in any way on any arrangements, agreements or understandings made by or on behalf of either Aerial Party or any Affiliate of either of them, and the Aerial Parties hereby jointly and severally agree to indemnify the Investor and to hold harmless the Investor against and in respect of any claims for brokerage and other commissions relating to such transactions based in any way on any arrangements, agreements or understandings made by or on behalf of either Aerial Party or any Affiliate of either of them.


                  (g) Financial Statements. EXHIBIT 4.1(g) annexed hereto contains a list of financial statements of Aerial and its Subsidiaries for the periods indicated on such EXHIBIT 4.1(g) (the "Operating Financial Statements"). True and complete copies of each item listed thereon have previously been delivered to the Investor. The Operating Financial Statements have been prepared on a consistent basis in accordance with generally accepted accounting principles as in effect in the United States, and fairly present in all material respects the financial position of Aerial and its Subsidiaries, as of such date and for the period then ended, except that any unaudited Operating Financial Statements are subject to normal year-end adjustments.

                  (h)  Compliance  with  Laws.  Except as set  forth on  EXHIBIT
4.1(c) annexed hereto, each of Aerial and its Subsidiaries is in compliance with all applicable laws, regulations, administrative orders and Authorizations of the United States and the states in which Aerial or its Subsidiaries transact business (including all applicable rules, regulations and Authorizations of the FCC, any state public utilities or public service commission, or any other federal or state governmental agency or instrumentality exercising jurisdiction over the Company), and of each municipality, county or subdivision of any thereof, to which any of its businesses or any of its properties may be subject, the non-compliance with which would have a Material Adverse Effect.

                  (i) Authorizations. (i) Each of Aerial and its Subsidiaries has (A) all requisite Authorizations of the FCC (including all PCS Authorizations) and of all state public utility or public service commissions and (B) all other material Authorizations of governmental agencies exercising jurisdiction over Aerial or any of its Subsidiaries required to carry on its or their business as now conducted or as contemplated to be conducted, except for any Authorizations, the failure of which to obtain would not have a Material Adverse Effect or a material adverse effect on any PCS Authorization. All PCS Authorizations which are contemplated by this Agreement to be held, directly or indirectly, by Aerial are listed on EXHIBIT 4.1(i) annexed hereto.

                  (ii) All Authorizations of Aerial and its Subsidiaries are in full force and effect and have not been suspended, modified in any material adverse respect, canceled or revoked, and each of Aerial and its Subsidiaries has operated in compliance with all terms thereof applicable to it except where failure to so comply would not have a Material Adverse Effect or a material adverse effect on any PCS Authorization. No event has occurred or, to the best knowledge of Aerial and the Company, is threatened to occur with respect to any Authorization of Aerial or any of its Subsidiaries which permits, or after notice or lapse of time or both would permit, revocation or termination thereof or would result in any other material impairment of the rights of the holder of any such Authorization, except to the extent such revocation, termination or impairment would not have a Material Adverse

Effect or a material adverse effect on any PCS Authorization. Except as set forth on EXHIBIT 4.1(i) annexed hereto, there is not pending nor, to the best knowledge of Aerial and the Company, threatened as of the date hereof any application, petition, objection or other pleading with the FCC or any public service commission or similar body having jurisdiction or authority over the communications operations of Aerial or any of its Subsidiaries which questions the validity of, or which presents a substantial risk that, if accepted or granted, would result in the revocation, cancellation, suspension or modification of, any such Authorization, except to the extent that such invalidity, revocation, cancellation, suspension or modification would not have a Material Adverse Effect.

                  (j) Taxes. Aerial and its Subsidiaries have timely filed all federal, state, county, local and foreign Tax Returns required to be filed by them, and have paid all Taxes which have become due pursuant thereto or otherwise, other than Taxes the liability for which is being contested in good faith and appropriate reserves for which have been made in the financial statements of Aerial or the Company. Except as set forth on EXHIBIT 4.1(j) annexed hereto, there are no additional assessments or adjustments of Taxes pending or threatened against TDS, Aerial or Aerial's Subsidiaries for any period.

                  (k) No Material Adverse Change. Since December 31, 1997, there has not been any event or condition, including any change in the capital structure of TDS, Aerial or any of Aerial's Subsidiaries, which has caused, or is reasonably likely to cause, a Material Adverse Effect, other than as a result of conditions affecting broadband personal communications systems generally.

                  (l) Employee Benefit Plans. All employee benefit or employee welfare plans maintained by TDS, Aerial or any of Aerial's Subsidiaries in each case for the benefit of employees of Aerial or any of Aerial's Subsidiaries ("Aerial Benefit Plans") which are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), comply in all material respects with the requirements of ERISA, and no such Aerial Benefit Plan which is subject to
Part 3 of Subtitle B of Title 1 of ERISA has incurred any "Accumulated Funding Deficiency" within the meaning of Section 302 of ERISA or Section 412 of the Code, and none of TDS, Aerial or any Subsidiary of Aerial has incurred any liability on account of such an "Accumulated Funding Deficiency" with respect to any such Aerial Benefit Plan subject to ERISA. No liability to the Pension Benefit Guaranty Corporation established under ERISA has been incurred with respect to any such Aerial Benefit Plan subject to ERISA and none of TDS, Aerial or any Subsidiary of Aerial has incurred any liability for any tax implied by
Section 4975 of the Code. As of the most recent valuation date of any such Aerial Benefit Plan, there are no "unfunded benefit liabilities" within the meaning of Section 4001(a)(18) of ERISA; and no "prohibited transaction" has occurred within the meaning of Section 4975 of the Code or Section 406 of ERISA that would subject Aerial or any of its Subsidiaries to tax or penalty.

                  (m) Compliance with other Instruments. Neither Aerial nor any of its Subsidiaries is in violation of any term of (i) any agreement or instrument related to indebtedness for borrowed money or any other material agreement to which it is a party or by which it is bound, or (ii) any applicable order, judgment or decree of any court, arbitrator or governmental authority, the consequences of which violation, whether individually or in the aggregate, would result in a Material Adverse Effect. Neither Aerial Party is a party to or bound by any agreement, instrument or constituent document compliance with which could reasonably be expected to result in a Material Adverse Effect.

                  (n) Organization of Subsidiaries. Each Subsidiary of the Company is listed on EXHIBIT 4.1(n) annexed hereto and is a corporation or other legal entity duly organized and in good standing under the laws of the jurisdiction of its organization and is duly qualified and has the full power and authority in each applicable jurisdiction to own its properties and conduct its business and operations as currently conducted, except to the extent that any failure to qualify would not have a Material Adverse Effect. Except as set forth in Exhibit 4.1(n), none of Aerial or any of its Subsidiaries has any equity investment, or holds any interest convertible into equity, in any Person.

                  (o) Capital Stock. After giving effect to the filing of the amendment to the Company's Certificate of Incorporation contemplated by Section 3.1(f) hereof and the Closing hereunder, 12,410,482 shares of Common Stock will be outstanding, of which 10,000,000 shares shall have been issued to Aerial, and 2,410,482 shares shall have been issued to the Investor, and such shares shall constitute all of the outstanding capital stock of the Company (including all outstanding interests convertible into capital stock). All outstanding shares of the capital stock of the Company at the date hereof are (and will after the Closing be) duly authorized, validly issued, fully paid and nonassessable, and no class of capital stock of the Company will at the Closing be entitled to preemptive rights, other than as set forth in the Certificate of Incorporation, as amended. Except as contemplated in the Investment Agreement, there are outstanding no options, warrants or other obligations or rights of any Person to issue, redeem, repurchase, cancel, exchange, convert or acquire capital stock from Aerial or the Company.

                  (p) Investment Company Act. None of Aerial or its Subsidiaries is, or will become as a result of the Closing, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  4.2 Representations and Warranties of the Investor. The Investor represents and warrants to TDS and the Aerial Parties, which representations and warranties shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, as follows:

                  (a) Due Organization. The Investor is a limited liability company duly organized, validly existing and in good standing under the laws of Finland. The Investor is duly qualified to do business and is in good standing in all jurisdictions where the conduct of its business or the ownership of its properties makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the Investor or its financial condition, or the transactions contemplated hereby.

                  (b) Power and Authority; No Violation. The Investor has, and prior to the Closing Date Sonera U.S. will have, full power and authority to execute, deliver and perform its obligations under this Agreement and the Additional Agreements, as applicable, and to consummate the transactions contemplated hereby or thereby, as applicable. This Agreement, the Additional Agreements and all transactions contemplated hereby or thereby have been duly and validly authorized by all necessary action on the part of the Investor, and prior to the Closing Date the Joint Venture Agreement and all transactions contemplated thereby will have been duly and validly authorized by all necessary action on the part of Sonera U.S., and, assuming the due authorization and execution of this Agreement by TDS and the Aerial Parties, this Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally. Except as described on EXHIBIT 4.2(b) annexed hereto, neither the execution, delivery or performance of this Agreement or, upon their execution, the Additional Agreements, nor the consummation of the transactions contemplated hereby or thereby by the Sonera Parties, as applicable, will, with or without the giving of notice or the passage of time, or both, (i) conflict with, violate, result in a default, breach or loss of rights (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Lien, pursuant to (A) any provision of the Certificates of Incorporation or By-laws, or other constituent documents of either Sonera Party, (B) any material note, bond, indenture, mortgage, deed of trust, contract, agreement, lease or other instrument or obligation to which either Sonera Party is a party or by which either of them or their respective property may be bound or affected, or (C) any law, order, judgment, ordinance, rule, regulation or decree to which either Sonera Party is a party or by which either of them or their respective property is bound or affected, or (ii) give rise to any right of first refusal or similar right with respect to any interest, or any properties or assets, of either Sonera Party that, in the case of either clause (i) or (ii), would have a material adverse effect on the ability or capacity of either Sonera Party to execute and deliver, or to consummate the transactions contemplated by or perform their obligations under, this Agreement or any Additional Agreement. Except as described on EXHIBIT 4.2(b) annexed hereto, no permit, consent, approval, authorization, qualification or registration of, or declaration to or filing with, any governmental or regulatory authority or agency or any third party is required to be obtained or made by either Sonera Party in connection with the execution and delivery of, and performance by either Sonera Party of their respective obligations under, this Agreement or the Additional Agreements, as applicable, or the consummation by either Sonera Party of the transactions contemplated hereby or thereby, as applicable, in order to render this Agreement, the Additional Agreements and the transactions contemplated hereby or thereby valid and effective.

                  (c) Legal Matters. Except as set forth on EXHIBIT 4.2(c) annexed hereto, there is no claim, legal action, counterclaim, suit, arbitration, governmental investigation or other legal, administrative or tax proceeding, or any order, decree or judgment, in progress or pending, or to the knowledge of the Investor threatened, against or relating to the right of either Sonera Party to execute and deliver this Agreement or the Additional Agreements, as applicable, or perform its obligations under this Agreement or the Additional Agreements, as applicable, nor does Investor know of any basis for the same. There is outstanding no order, writ, injunction, judgment or decree of any court, governmental agency or arbitration tribunal which would individually or in the aggregate impair in any material respect the performance of the obligations of either Sonera Party hereunder or under the Additional Agreements, as applicable, or the consummation of the transactions contemplated hereby or thereby.

                  (d) Securities Representation. The Investor acknowledges that:
(i) it is not a "U.S. person" (as defined in Rule 902 under the Securities Act) and, in determining to acquire the Purchased Shares hereunder, has made its buying decision outside the United States; (ii) it is an accredited investor (as defined in Rule 501 under the Securities Act); (iii) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investing in the Company as contemplated hereby or, alternatively, that it has engaged the services of a representative who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the proposed investment and who has reviewed the proposed investment on its behalf; (iv) the Purchased Shares to be delivered by the Company to the Investor at the Closing Date have not been registered under the Securities Act or under the securities laws of any state in reliance upon federal and state exemptions for transactions not involving a public offering and are not being acquired with a view to the distribution thereof except pursuant to a registration statement in compliance with federal and state securities laws or an exemption therefrom; (v) the Purchased Shares must be held by the Investor indefinitely unless subsequently so registered or an exemption from such registration is available; and (vi) it has received information concerning Aerial and the Company and has had the opportunity to obtain additional information as desired in order to evaluate the merits and risks inherent in holding the Purchased Shares. The Investor agrees that the share certificate(s) which the Investor receives from the Company shall be legended with the following legends:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND NO TRANSFER OR OTHER DISTRIBUTION THEREOF CAN BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS." AND "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND VOTING SET FORTH IN AN INVESTMENT AGREEMENT DATED AS OF _________, 1998. A COPY OF SUCH AGREEMENT MAY BE OBTAINED FROM THE COMPANY UPON REQUEST."

                  (e) Investment Company Act. The Investor is not, nor will become as a result of the Closing, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (f)  Truth and Correctness.   No  representation  or warranty
by the Investor in this Agreement or any Additional Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which such statements are made, not misleading.

                  (g) No Brokers. Except for Credit Suisse First Boston Corporation, no agent, broker, investment banker, Person or firm is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with the transactions contemplated by this Agreement based in any way on any arrangements, agreements or understandings made by or on behalf of the Investor or any Affiliate thereof, and the Investor hereby agrees to indemnify TDS and the Aerial Parties and to hold harmless TDS and the Aerial Parties against and in respect of any claims for brokerage and other commissions relating to such transactions based in any way on any arrangements, agreements or understandings made by or on behalf of the Investor or any Affiliate of the Investor.

                  (h) No  Interest  in FCC  Licenses.  Except  as set  forth  in
Exhibit 4.2(h) annexed hereto, neither the Investor nor any of its Subsidiaries has any license to provide or is providing, or owns, directly or indirectly, any interest in any entity which has a license to provide or which is providing, commercial mobile radio services in the United States, nor has the Investor or any of its Subsidiaries entered into any agreement or other arrangement with any Person (other than an Aerial Party) to acquire such a license or interest.

                  4.3 Representations and Warranties of TDS. TDS represents and warrants to Sonera, which representations and warranties shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, as follows:

                  (a) Due Organization. TDS is a corporation duly incorporated and validly existing under the laws of the State of Delaware. TDS is duly qualified to do business and is in good standing in all jurisdictions where the conduct of its business or the ownership of its properties makes such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect.

                  (b) Power and Authority; No Violation. TDS has full power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and any transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of TDS and this Agreement constitutes a legal, valid and binding obligation of TDS enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally. Neither the execution, delivery or performance of this Agreement, nor the consummation by TDS of the transactions contemplated hereby will, with or without the giving of notice or the passage of time, or both, (i) conflict with, violate, result in a default, breach or loss of rights (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Lien, pursuant to (A) any provision of the Restated Certificate (as defined in the Investment Agreement) or By-laws of TDS, (B) any material note, bond, indenture, mortgage, deed of trust, contract, agreement, lease or other instrument or obligation to which TDS is a party or by which TDS or any of its property may be bound, or (C) any law, order, judgment, ordinance, rule, regulation or decree to which TDS or any of its property is bound, or (ii) give rise to any right of first refusal, subscription or similar right with respect to any interest in, or any properties or assets of, TDS or any of its Subsidiaries. Except as described on EXHIBIT 4.1(b) annexed hereto, no permit, consent, approval, authorization, qualification or registration of, or declaration to or filing with, any governmental or regulatory authority or agency or any third party is required to be obtained or made by TDS or any of its Subsidiaries in connection with the execution and delivery of, and performance by TDS of its obligations under, this Agreement, the Additional Agreements, or the consummation by TDS of the transactions contemplated hereby or thereby, in order to render this Agreement, the Additional Agreements and the transactions contemplated hereby or thereby valid and effective.

                  (c) Legal Matters. There is no claim, legal action, counterclaim, suit, arbitration, governmental investigation or other legal, administrative or tax proceeding, nor any order, decree or judgment, in progress or pending, or to the knowledge of TDS threatened, against or relating to the right of TDS to execute and deliver this Agreement or perform its obligations hereunder, or which could reasonably be expected to have a Material Adverse Effect on TDS, nor does TDS know of any basis for the same. There is outstanding no order, writ, injunction, judgment or decree of any court, governmental agency or arbitration tribunal which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on TDS, other than orders or decrees involving the wireless telephone industry in general.

                  (d) Truth and Correctness. No representation or warranty by TDS in this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein, in light of the circumstances under which such statements are made, not misleading.

                  (e) Compliance with Laws. Except as set forth on EXHIBIT 4.3(e) annexed hereto, each of TDS and its Subsidiaries is in compliance with all applicable laws, regulations, administrative orders and authorizations of the United States and States in which they transact their respective businesses (including all applicable rules, regulations and authorizations of FCC, any state public utilities or public service commission, or any other federal or state governmental agency or instrumentality exercising jurisdiction over TDS), and of each municipality, county or subdivision of any thereof, to which any of their respective businesses or any of their respective properties may be subject, the non-compliance with which would have a Material Adverse Effect.

                  (f) Authorization. Each of TDS and its Subsidiaries has (i) all requisite Authorizations of the FCC (including all PCS Authorizations) and of all state public utility or public service commissions and (ii) all other material Authorizations of governmental agencies exercising jurisdiction over TDS or such Subsidiary, respectively, required to carry on its business as now conducted or as contemplated to be conducted, except for any Authorizations, the failure of which to obtain would not have a Material Adverse Effect.

                  (g) Taxes. TDS and its Subsidiaries have timely filed all federal, state, county, local and foreign Tax Returns required to be filed by them, and have paid all Taxes which have become due pursuant thereto or otherwise, other than Taxes the liability for which is being contested in good faith and appropriate reserves for which have been made in TDS's financial statements. Except to the extent set forth on EXHIBIT 4.3(g) annexed hereto or appropriately reserved for in TDS's financial statements, there are no additional assessments or adjustments of Taxes pending or threatened against TDS or its Subsidiaries for any period.

                  (h) No Material Adverse Change. Since December 31, 1997, there has not been any event or condition which has caused, or is reasonably likely to cause, a Material Adverse Effect on TDS, other than as a result of conditions affecting the U.S. telecommunications industry generally.

                                    ARTICLE 5

                            CONDITIONS TO OBLIGATIONS

                  5.1 Conditions to the Obligation of TDS and the Aerial Parties. The obligation of TDS and each of the Aerial Parties to perform its obligations hereunder is and shall be subject to fulfillment of or compliance with, on or prior to the Closing Date, the following conditions precedent, any of which may be waived in writing by TDS and the Aerial Parties in their sole discretion, in whole or in part:

                  (a) Representations and Warranties True. Each of the representations and warranties of the Investor contained in this Agreement shall be deemed to have been made at and as of the time of the Closing Date and shall then be true in all material respects. The Investor shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing Date. TDS and the Aerial Parties shall have been furnished with a certificate of the Investor signed by one of its senior executive officers, dated the Closing Date, certifying to the fulfillment of the foregoing conditions by it and to the truth and correctness in all material respects, except for changes contemplated by this Agreement, as of the Closing Date, of the representations and warranties made by it contained herein and the satisfaction on its part of all conditions to the obligations of TDS and the Aerial Parties under this Section 5.1.

                  (b) No Suit Pending. There shall not then be pending by any third party any suit or proceeding to restrain or invalidate, in whole or in part, this Agreement or the transactions contemplated hereby.

                  (c) Opinions of Counsel. TDS and the Aerial Parties shall have been furnished with an opinion of Patton Boggs, L.L.P., counsel for the Sonera Parties, and, as necessary with respect to matters of foreign law, such other counsel for the Sonera Parties, reasonably acceptable to TDS and the Aerial Parties, dated the Closing Date.

                  (d) HSR Act. The waiting periods, if applicable, of the HSR Act shall have expired or been terminated.

                  (e) Consents Obtained. All consents, waivers, approvals and actions of third parties including all necessary waivers and approvals identified on Exhibits 4.1(b) and 4.2(b) shall have been obtained (and in the case of FCC waivers or approvals pursuant to a Final Order) or made (which consents, waivers and approvals shall not contain any conditions or restrictions which, in the case of FCC waivers or approvals, are not customary in transactions of this nature). Notwithstanding anything to the contrary herein contained, it shall not be a condition to the obligations of TDS and the Aerial Parties under this Agreement for the Sonera Parties to obtain each individual required waiver or consent (other than any waivers or consents of the FCC or of any public utility or public service commission or comparable body exercising jurisdiction over the Sonera Parties), so long as the failure to obtain any such individual waiver or consent would not individually or together with all such other failures to obtain waivers or consents have a material adverse effect on the ability of the Sonera Parties to enter into and consummate the transactions contemplated by, and lawfully perform their obligations under, this Agreement and the Additional Agreements, as applicable, in accordance with their respective terms.

                  (f) Purchase Price. The Investor shall have delivered the Purchase Price to the Company as required hereby.

                  (g) Resolutions. TDS and the Aerial Parties shall have been furnished with certified copies of the resolutions duly adopted by the boards of directors of each of the Sonera Parties authorizing the execution, delivery and performance of this Agreement and the Additional Agreements, as applicable.

                  (h) No New Statutes. No statute, rule or regulation shall have been enacted by any state or federal government or governmental agency in the United States or Finland which would render the consummation of this Agreement or the Additional Agreements unlawful.

                  (i) Additional Agreements. TDS, the Aerial Parties and the Sonera Parties, as applicable, shall have executed and delivered the Additional Agreements.

                  5.2 Conditions to the Obligation of the Investor. The obligation of the Investor to perform its obligations hereunder is and shall be subject to fulfillment of or compliance with, on or prior to the Closing Date, the following conditions precedent, any of which may be waived in writing by the Investor, in its sole discretion, in whole or in part.

                  (a) Representations and Warranties True. Each of the representations and warranties of the TDS Parties contained in this Agreement shall be deemed to have been made at and as of the time of the Closing Date and shall then be true in all material respects. TDS and each of the Aerial Parties shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing Date. The Investor shall have been furnished with a certificate of each of the TDS Parties, signed by one of its senior executive officers, dated the Closing Date, certifying to the fulfillment of the foregoing conditions by it and to the truth and correctness in all material respects, except for changes contemplated by this Agreement, as of the Closing Date, of the representations and warranties made by the TDS Parties contained herein, and the satisfaction on its part of all conditions to the obligations of the Investor under this Section 5.2.

                  (b) No Suit Pending. There shall not then be pending by any third party any suit or proceeding to restrain or invalidate, in whole or in part, this Agreement or the transactions contemplated hereby.

                  (c) Opinion of Counsel. The Investor shall have been furnished with an opinion of Sidley & Austin, counsel for TDS and the Aerial Parties, reasonably acceptable to Sonera, dated the Closing Date.

                  (d) Opinion of FCC Counsel. The Investor shall have been furnished with an opinion of Koteen & Naftalin, FCC counsel for TDS and the Aerial Parties, reasonably acceptable to Sonera, dated the Closing Date.

                  (e) HSR Act. The waiting periods, if applicable, of the HSR Act shall have expired or been terminated.

                  (f) Consents Obtained. All consents, waivers, approvals and actions of third parties identified in Exhibits 4.1(b) and 4.2(b) shall have been obtained (and in the case of FCC waivers or approvals pursuant to a Final Order), or made (which consents, waivers and approvals shall not contain any conditions or restrictions which, in the case of FCC waivers or approvals, are not customary in transactions of this nature). Notwithstanding anything to the contrary herein contained, it shall not be a condition to the obligations of the Investor under this Agreement for the

Aerial Parties to obtain each individual required waiver or consent (other than any waivers or consents of the FCC or of any public utility or public service commission or comparable body exercising jurisdiction over the Aerial Parties), so long as the failure to obtain any such individual waiver or consent would not individually or together with all such other failures to obtain waivers or consents have a Material Adverse Effect.

                  (g) Stock Certificates. The Company shall have delivered to the Investor duly issued stock certificates representing the Purchased Shares.

                  (h) Resolutions. The Investor shall have been furnished with certified copies of the resolutions duly adopted by the boards of directors of TDS and each of the Aerial Parties authorizing the execution, delivery and performance of this Agreement and the Additional Agreements, and Aerial shall have delivered a certified copy of resolutions duly adopted by its board of directors electing the designees of the Investor to Aerial's board of directors effective as of the Closing in accordance with the Investment Agreement.

                  (i) No New Statutes. No statute, rule or regulation shall have been enacted by any state or federal government or governmental agency in the United States or Finland which would render the consummation of this Agreement or the Additional Agreements unlawful.

                  (j) Additional Agreements. TDS, the Aerial Parties and the Sonera Parties, as applicable, shall have executed and delivered the Additional Agreements.

                  (k) Certain Intercompany Agreements. TDS and the Aerial Parties, as applicable, shall have executed and delivered (i) the Amended Tax Allocation Agreement, and (ii) the AOC Revolving Credit Agreement.

                                    ARTICLE 6

                               SURVIVAL; INDEMNITY

                  6.1 Survival of Representations and Warranties. Notwithstanding any investigation or review made at any time by or on behalf of any party hereto, all representations and warranties contained in this Agreement or in the EXHIBITS annexed hereto or in any of the agreements, certificates or instruments delivered in connection herewith shall survive until the termination of the Indemnification Period and shall thereupon expire together with any right to indemnification (except with respect to any claim for breach of any such representation or warranty for which written notice shall have been given prior to the termination of the Indemnification Period to the party which made such representation or warranty).

                  6.2 Indemnity by TDS and the Aerial Parties. (a) (i) During the Indemnification Period (or thereafter solely with respect to any claim for which indemnification has been made prior to the expiration of the Indemnification Period), in addition to any other indemnification provided for under this Agreement or any Additional Agreement, (A) the Company (and, solely to the extent the Company is unable to do so, Aerial) shall indemnify and hold harmless the Investor and its officers, directors, agents and representatives from and against any and all demands, claims, losses, liabilities, actions or causes of action, assessments, actual damages (but excluding consequential damages), fines, Taxes (including excise and penalty Taxes), penalties, costs and expenses, including interest, expenses of investigation, reasonable fees and disbursements of counsel, accountants and other experts (collectively, "Losses") incurred or suffered by any such indemnified Person arising out of, resulting from, or relating to any breach of any of the representations or warranties made by the Aerial Parties in this Agreement or in any agreement, certificate, EXHIBIT or other instrument delivered by the Aerial Parties pursuant to this Agreement and
(B) TDS shall indemnify and hold harmless the Investor and its officers, directors, agents and representatives from and against any and all Losses incurred or suffered by any such indemnified Person arising out of, resulting from or relating to any breach of any of the representations and warranties made by TDS in this Agreement or in any agreement, certificate, EXHIBIT or other instrument delivered by TDS pursuant to this Agreement.

                  (ii) In addition to any other indemnification provided for under this Agreement or any Additional Agreement, (A) the Company (and, solely to the extent the Company is unable to do so, Aerial) shall indemnify and hold harmless the Investor and its officers, directors, agents and representatives from and against any and all Losses incurred or suffered by any such indemnified Person arising out of, resulting from, or relating to any failure by either of the Aerial Parties to perform any of its covenants or agreements contained in this Agreement or in any agreement, certificate or other instrument delivered by it pursuant to this Agreement and (B) TDS shall indemnify and hold harmless the Investor and its officers, directors, agents and representatives from and against any and all Losses incurred of suffered by any such indemnified Person arising out of, resulting from or relating to any failure by TDS to perform any of its covenants or agreements contained in this Agreement or in any agreement, certificate or other instrument delivered by it pursuant to this Agreement.

                  (b) Notwithstanding anything to the contrary contained in this
Section 6.2, none of TDS, Aerial or the Company shall be required to pay or reimburse the Investor for Losses pursuant to any of their respective indemnification obligations pursuant to this Section 6.2, unless the aggregate amount of Losses claimed by the Investor in respect of all such matters exceeds $500,000, in which event the Investor shall be entitled to seek indemnification under this Section 6.2 for the entire amount of all such Losses.

                  6.3 Indemnity by the Investor. (a) (i) During the Indemnification Period (or thereafter solely with respect to any claim for which indemnification has been made prior to the expiration of the Indemnification Period), in addition to any other indemnification provided for under this Agreement or any Additional Agreement, the Investor shall indemnify and hold harmless TDS and the Aerial Parties and their respective officers, directors, agents and representatives from and against any and all Losses incurred or suffered by any such indemnified person arising out of, resulting from, or relating to any breach of any of the representations or warranties made by the Sonera Parties in this Agreement or in any agreement, certificate, EXHIBIT or other instrument delivered by the Sonera Parties pursuant to this Agreement, as applicable.

                  (ii) In addition to any other indemnification provided for under this Agreement or any Additional Agreement, the Investor shall indemnify and hold harmless TDS and the Aerial Parties and their respective officers, directors, agents and representatives from and against any and all Losses incurred or suffered by any such indemnified Person arising out of, resulting from, or relating to any failure by either of the Sonera Parties to perform any of its covenants or agreements contained in this Agreement or in any agreement, certificate or other instrument delivered by it pursuant to this Agreement, as applicable.

                  (b) Notwithstanding anything to the contrary contained in this
Section 6.3, the Investor shall not be required to pay or reimburse TDS or either Aerial Party for Losses pursuant to any of the indemnification obligations pursuant to this Section 6.3, unless the aggregate amount of Losses claimed by TDS and the Aerial Parties in respect of all such matters exceeds $500,000, in which event TDS and the Aerial Parties shall be entitled to seek indemnification under this Section 6.3 for the entire amount of all such Losses.

                  6.4 Procedure. (a) Notice of Claim; Assumption of Defense by Indemnitor. In the event that any Person hereto shall sustain or incur any Losses in respect of which indemnification may be sought by such Person (the "Indemnitee") pursuant to this Article 6, the Indemnitee shall assert a claim for indemnification by giving prompt notice to the indemnifying party or parties (collectively, the "Indemnitor") and shall thereafter keep the Indemnitor reasonably informed with respect thereto; provided that failure of the Indemnitee to give the Indemnitor notice as provided herein shall not relieve the Indemnitor of any of its obligations hereunder, except to the extent that the Indemnitor is materially prejudiced by such failure. In case a claim is brought against any Indemnitee, the Indemnitor shall have the right to assume, conduct and control the defense, compromise or settlement thereof, by written notice to the Indemnitee of its intention to do so within 30 days after receipt of the notice, with counsel reasonably satisfactory to the Indemnitee, at the Indemnitor's own expense, and thereupon to prosecute in the name and on behalf of the Indemnitee any available cross-claims, counterclaims or third-party claims arising with respect to the claim. If the Indemnitor shall assume the defense of such claim, it shall not settle such claim unless such settlement includes as an unconditional term thereof the giving by the claimant or the plaintiff of a release of the Indemnitee, reasonably satisfactory to the Indemnitee, from all liability with respect to such claim and any related claims. As long as the Indemnitor is contesting any such claim in good faith and on a timely basis, the Indemnitee shall not pay or settle any such claim. Notwithstanding the assumption by the Indemnitor of the defense of any claim as provided in this
Section 6.4 and without limiting the Indemnitor's right to assume, conduct and control the defense, compromise or settlement thereof, the Indemnitee shall be permitted to join in the defense of such claim and to employ counsel at its own expense. Assumption by the Indemnitor of the defense of any claim shall not be deemed a concession by the Indemnitor that it is required to indemnify the Indemnitee for the subject matter of such claim.

                  (b) Assumption of Defense by Indemnitee. If the Indemnitor shall fail to notify the Indemnitee of its desire to assume the defense of any such claim within the prescribed 30-day period set forth in Section 6.4(a) hereof, or shall notify the Indemnitee that it will not assume the defense of any such claim, then the Indemnitee may assume the defense of any such claim, in which event it may do so in such manner as it may deem appropriate, and the Indemnitor shall be bound by any determinations made in any litigation with respect to such claim or any settlement thereof effected by the Indemnitee, provided that any such determinations or settlement shall not affect the right of the Indemnitor to dispute the Indemnitee's claim for indemnification.

                  (c) Payments. Amounts payable by the Indemnitor to the Indemnitee in respect of any Losses for which any Person is entitled to indemnification hereunder shall be payable by the Indemnitor as incurred by the Indemnitee. Any payments by any Indemnitor in indemnification hereunder shall be treated as adjustments to the Purchase Price.

                  6.5 Indemnity Sole Remedy. In the absence of fraud or of an action seeking equitable remedies or relief as contemplated by this Agreement, the remedies provided to TDS, the Aerial Parties and the Investor by the foregoing provisions of this Article 6 shall after the Closing Date be in lieu of any other remedies to which the respective party is entitled at law or in equity for any breach or noncompliance by a party with the provisions of this Agreement.




                                    ARTICLE 7

                                  MISCELLANEOUS

                  7.1 Expenses. Each party shall bear its own expenses incident to the negotiation, preparation, authorization and consummation of this Agreement and the transactions contemplated hereby, including all fees and expenses of its counsel and accountants, whether or not such transactions are consummated.

                  7.2 Equitable Remedies. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms of the provisions or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. Each party agrees that it will not assert, as a defense against a claim for specific performance or other equitable remedy, that the party seeking such equitable remedy has an adequate remedy at law.

                  7.3 Notices. All notices, claims and other communications hereunder shall be in writing and shall be made by hand delivery, facsimile, or overnight air courier guaranteeing next day delivery

                  (a)      if to TDS, at:

                           Telephone and Data Systems, Inc.
                           30 North LaSalle Street
                           Suite 4000
                           Chicago, Illinois  60602
                           Attention:  Mr. LeRoy T. Carlson, Jr.
                           Phone:    (312) 630-1900
                           Fax:      (312) 630-9299

                  with a copy (which shall not constitute notice) to:

                           Aerial Communications, Inc.
                           8410 West Bryn Mawr Avenue
                           Suite 1100
                           Chicago, Illinois  60631
                           Attention:  Mr. Donald W. Warkentin
                           Phone:    (773) 399-4145
                           Fax:      (773) 399-7997

                  with a copy (which shall not constitute notice) to:

                           Sidley & Austin
                           One First National Plaza
                           42nd Floor - SW
                           Chicago, Illinois  60603
                           Attention:  Michael G. Hron, Esq.
                           Phone:    (312) 853-2030
                           Fax:      (312) 853-7036

                  (b)      if to either Aerial Party, at:

                           Aerial Communications, Inc.
                           8410 West Bryn Mawr Avenue
                           Suite 1100
                           Chicago, Illinois  60631
                           Attention:  Mr. Donald W. Warkentin
                           Phone:   (773) 399-4145
                           Fax:     (773) 399-7997

                  with a copy (which shall not constitute notice) to:

                           Telephone and Data Systems, Inc.
                           30 North LaSalle Street
                           Suite 4000
                           Chicago, Illinois  60602
                           Attention:  Mr. LeRoy T. Carlson, Jr.
                           Phone:   (312) 630-1900
                           Fax:     (312) 630-9299

                  with a copy (which shall not constitute notice) to:

                           Sidley & Austin
                           One First National Plaza
                           42nd Floor - SW
                           Chicago, Illinois  60603
                           Attention:  Michael G. Hron, Esq.
                           Phone:   (312) 853-2030
                           Fax:     (312) 853-7036

                  (c)      if to Sonera, at:

                           Sonera Corporation
                           P.O. Box 106
                           FIN-00051-TELE
                           Teollisuuskatu 15, HELSINKI
                           Attention:  Maire Laitinen, Esq.
                           Phone:    011-35-8-2040-3641
                           Fax:      011-35-8-2040-3414

                  with a copy (which shall not constitute notice) to:

                           Patton Boggs, L.L.P.
                           2550 M. Street, N.W.
                           Washington, D.C.  20037-1350
                           Attention:  Richard M. Stolbach, Esq.
                           Phone:    (202) 457-6324
                           Fax:      (202) 457-6315

or at such other address as any party may from time to time furnish to the other parties by a notice given in accordance with the provisions of this Section 7.3. All such notices and communications shall be delivered by hand or sent by facsimile or overnight air courier service guaranteeing next day delivery and shall be deemed to have been duly given at the time delivered by hand, if personally delivered; when receipt confirmed, if sent by facsimile; and the next Business Day after timely delivery to the courier, if sent by an overnight air courier service.

                  7.4 Entire Agreement. This Agreement, together with the EXHIBITS annexed hereto, contains the entire understanding among the parties hereto concerning the subject matter hereof and this Agreement may not be changed, modified, altered or terminated except by an agreement in writing executed by the parties hereto. Any waiver by any party of any of its rights under this Agreement or of any breach of this Agreement shall not constitute a waiver of any other rights or of any other or future breach.

                  7.5  Remedies  Cumulative.  Except as  otherwise  provided  in
Section 6.5 hereof, each and all of the rights and remedies in this Agreement provided, and each and all of the rights and remedies allowed at law and in equity in like case, shall be cumulative, and the exercise of one right or remedy shall not be exclusive of the right to exercise or resort to any and all other rights or remedies provided in this Agreement or at law or in equity.

                  7.6 Governing Law. This Agreement shall be construed in accordance with and subject to the laws and decisions of the State of Delaware applicable to contracts made and to be performed entirely therein.

                  7.7 Counterparts. This Agreement may be executed in several counterparts hereof, and by the different parties hereto on separate counterparts hereof, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

                  7.8 Waivers. No provision in this Agreement shall be deemed waived except by an instrument in writing signed by the party waiving such provision.

                  7.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective permitted successors and assigns; provided, however, that, except as otherwise expressly set forth in this Agreement, neither the rights nor the obligations of any party may be assigned or delegated without the prior written consent of the other parties. The Investor shall be permitted to assign its rights and obligations under this Agreement to a wholly-owned subsidiary of the Investor; provided, however, that the Investor shall irrevocably and unconditionally guarantee the performance by such subsidiary of all of the obligations of the Investor hereunder.

                  7.10 Further Assurances. The Investor shall, at the request of a TDS Party, and each of the TDS Parties shall, at the request of the Investor, from time to time, execute and deliver such other assignments, transfers, conveyances and other instruments and documents and do and perform such other acts and things as may be reasonably necessary or desirable for effecting complete consummation of this Agreement and the transactions contemplated hereby.

                  7.11 Disclosures. (a) Confidentiality. The Investor and each of the TDS Parties acknowledges and confirms in connection with the negotiation of this Agreement and the execution hereof, during the period from the date hereof through the Closing Date, the parties hereto will have furnished to one another certain materials, information, data and other documentation ("Disclosures") concerning their business, financial condition and operations which are proprietary and confidential. Each party acknowledges the party making such Disclosures considers them secret and confidential and asserts a proprietary interest therein. Accordingly, the Investor, on the one hand, and each of the TDS Parties, on the other hand, covenants and agrees that it shall maintain all Disclosures made by another party in strict confidence and shall not use such Disclosures for its own benefit or disclose them to third parties, except to its agents, representatives, bankers, investment bankers, counsel and employees involved in evaluating the transactions contemplated by this Agreement and informed of this requirement of confidentiality, or as otherwise required by law (including the requirement of TDS or Aerial to disclose such terms under the federal securities laws or under the rules of any securities exchange on which its securities are listed, and including the requirement of the Investor or any of its Affiliates to disclose such terms under the securities laws of Finland or other applicable jurisdiction).

                  (b) Public Announcements. No public announcement with regard to the transactions contemplated hereby or the material terms hereof shall be issued by any party hereto without the mutual prior written consent of the other parties, except to the extent that the parties are unable to agree on a press release and legal counsel for one party is of the opinion that such press release is required by law.

                  (c) Non-Confidential Information. This Agreement shall not restrict any party hereto from using information already known to it, to which it is entitled under existing agreements, or information generally in the public domain or any information coming into its possession received from a third party with a right to possess or make disclosure thereof.

                  7.12 Termination. (a) Events Triggering Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned, without further obligation of the TDS Parties or the Investor, at any time prior to the Closing Date as follows:

                  (i) by mutual written consent duly authorized by the boards of directors of the TDS Parties and the Investor; or

                  (ii) by any party hereto if the Closing Date shall not have occurred on or before December 31, 1998 or such later date, if any, as the parties shall agree in writing, provided, that the party exercising such right is not in default of its obligations under this Agreement in a manner which results in the failure to satisfy the conditions to the transactions contemplated hereby of the other parties; or

                  (iii) by any party hereto if the consummation of the transactions contemplated hereby shall be prohibited by a final, non-appealable order, decree or injunction of a court of competent jurisdiction, or if the FCC shall have by Final Order denied the application for a Favorable Declaratory Ruling; or

                  (iv) by the TDS Parties in the event that the Investor shall have materially breached any of its representations, warranties or covenants contained in this Agreement; provided, however, that at the time and in the case of a termination pursuant to this Section 7.12(a)(iv), no TDS Party is itself in material breach of its representations, warranties and covenants contained herein, and the TDS Parties (A) promptly notify the Investor in writing of their intention to terminate this Agreement pursuant to this Section 7.12(a)(iv), (B) specify in such termination notice the representation, warranty or covenant of which the Investor is allegedly in material breach and (C) provide the Investor with 30 days in which to cure such alleged breach or, if it cannot be cured, to fairly compensate the TDS Parties for such breach; or

                  (v) by the Investor in the event that any TDS Party shall have materially breached any of its representations, warranties or covenants contained in this Agreement; provided, however, that at the time and in the case of a termination pursuant to this Section 7.12(a)(v), the Investor is not itself in material breach of its representations, warranties and covenants contained herein, and the Investor (A) promptly notifies the TDS Parties in writing of its intention to terminate this Agreement pursuant to this Section 7.12(a)(v), (B) specifies in such termination notice the representation, warranty or covenant of which the TDS Party is allegedly in material breach and (C) provides the TDS Parties with 30 days in which to cure such alleged breach or, if it cannot be cured, to fairly compensate the Investor for such breach.

                  (b) No Further Obligation. In the event of a termination of this Agreement, no party hereto shall have any liability or further obligation to any other party to this Agreement except that nothing herein will relieve any party from liability for any breach of this Agreement.

                  7.13 No Claim of Immunity. The Investor agrees that, to the extent that it or any of its property, its Affiliates, or property of its Affiliates is or becomes entitled at any time to any immunity, on the grounds of sovereignty or otherwise, based upon its status as an agency or instrumentality of government, from any legal action, suit or proceeding or from setoff or counterclaim relating to this Agreement from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution of a judgment, from execution pursuant to a judgement or arbitration award, or from any other legal process in any jurisdiction, it, for itself, its Affiliates, its property and that of its Affiliates, expressly, irrevocably and unconditionally agrees not to plead or claim, any such immunity with respect to such matters arising with respect to this Agreement or the subject matter hereof (including any obligation for the payment of money).

                  7.14 Severability. In the event any provision of this Agreement is found to be invalid or unenforceable in whole or in part, the remaining provisions of this Agreement nevertheless shall be binding and the invalid or unenforceable provision shall be replaced by a valid and enforceable provision which comes closest to the intent or economic effect of the provision to be replaced.

                                    ARTICLE 8

                                    DISPUTES

                  8.1 General. The parties agree to resolve disagreements, disputes and controversies between them arising out of or related to this Agreement or the breach thereof through the procedures set forth in this Article 8.

                  8.2 Negotiation Procedure. (a) The TDS Parties, on the one hand, and the Investor, on the other hand, shall designate one or more officers who will be the initial contact for resolving any disputes that may arise under this Agreement. The TDS Parties and the Investor shall first raise any such disputes with a designated officer of the other party. These officers will work together to resolve the disputes so referred in a manner that meets the interests of both the TDS Parties and the Investor, either until such agreement is reached, or until an impasse is declared by either the TDS Parties or the Investor; provided, however, that an impasse shall not be declared by either the TDS Parties or the Investor prior to the thirtieth day after such dispute has first been referred to such designated officers. Notice of declaration of any impasse shall be given in accordance with Section 7.3 hereof.

                  (b) The officers initially designated by the TDS Parties and the Investor for purposes of this Section 8.2 are set forth in Schedule 8.2(b) to this Agreement. Parties may change such designation by giving notice of such change pursuant to Section 7.3 hereof.

                  (c) Any resolution of a dispute by the designated officers pursuant to Section 8.2(b) hereof shall be in writing signed by such persons on behalf of the parties. Notwithstanding any

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provision  of this  Article 8, no  resolution  of any dispute by any  designated officer shall constitute an amendment of this Agreement without the approval of the respective boards of directors of each party hereto.

                  8.3 Unresolved Disputes. The parties shall be entitled to exercise or resort to any and all rights and remedies provided in this Agreement or at law or in equity with respect to any controversy or claim not resolved through the procedures set forth above.

                  8.4 Jurisdiction; Consent to Service of Process. (a) Each party hereby irrevocably consents and submits to the jurisdiction of the United States District Court for the District of Delaware and any court of the State of Delaware in any action, suit or proceeding arising out of, resulting from or relating to this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such courts (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this
Section 8.4 and shall not be deemed to be a general submission to the jurisdiction of said courts or the State of Delaware other than for such purpose.

                  (b) The Investor hereby irrevocably appoints The Corporation Trust Company, at its office at 1209 Orange Street, Wilmington, Delaware, United States of America, its lawful agent and attorney to accept and acknowledge service of any and all process against it in any action, suit or proceeding arising out of, resulting from or relating to this Agreement, and upon whom such process may be served, with the same effect as if it were a resident of the State of Delaware, and had been lawfully served with such process in such jurisdiction, and waives all claim of error by reason of such service, provided that in the case of any service upon such agent and attorney, the TDS Parties shall also deliver a copy thereof to the Investor at the address and in the manner

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



specified in Section 7.3 hereof. In the event that such agent and attorney resigns or otherwise becomes incapable of acting as such, the Investor will appoint a successor agent and attorney in Wilmington, Delaware, reasonably satisfactory to the TDS Parties, with like powers or, if the Investor fails to make such appointment, the Investor hereby authorizes the TDS Parties to appoint such agent. The Investor shall pay the annual fee due The Corporation Trust Company or such successor agent for acting in such capacity; provided, however, that if the Investor shall fail to make such payment, then the TDS Parties shall have the right to do so.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                   TELEPHONE AND DATA SYSTEMS, INC.

                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________

                                   AERIAL COMMUNICATIONS, INC.

                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________

                                   APT OPERATING CO., INC.

                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________

                                   SONERA CORPORATION

                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________





         SIGNATURE PAGE TO PURCHASE AGREEMENT DATED AS OF JUNE ___, 1998



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